MFS(R) Variable Insurance Trust

                      MFS(R) Investors Growth Stock Series

                      Supplement to the Current Prospectus

Effective November 20, 2008, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is hereby restated as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager             Primary Role             Since           Title and Five Year History

Jeffrey C. Constantino        Portfolio Manager         2006            Investment officer of MFS;
                                                                        employed in the investment area of
                                                                        MFS since 2000.

                The date of this Supplement is November 20, 2008.